                               THE SHELBY FUND

                     Supplemental dated February 1, 1996
                      to Prospectus dated July 31, 1995


1. The following information is added to the Prospectus immediately following the section titled "MANAGEMENT OF THE GROUP-Investment Adviser and Sub-Investment Adviser:"

        Set forth below are certain performance data relating to those common trust funds of Shelby County Trust Bank (the "Commingled Funds") which were managed with full investment authority by principals of the Sub-Adviser prior to the establishment of the Fund on June 27, 1994. The assets of the Commingled Funds were converted into assets of the Fund upon establishment of the Fund. These Commingled Funds were operated with the same investment objective and used investment strategies and techniques that are in all material respects equivalent to those used for the Fund. The investment performance data presented for the Commingled Funds for the years 1981 to July 1989 are based upon the performance generated by Darrell Wells, who had full authority to make investment decisions for the Commingled Funds during that period. For the period July 1989 to June 27, 1994, B. Anthony Weber was responsible for the day-to-day management of the Commingled Funds, subject to review and supervision by Mr. Wells. Upon the establishment of the Fund on June 27, 1994, Mr. Wells and Mr. Weber became the co-managers of the Fund.

        The quoted performance data includes the performance of the Commingled Funds for periods before the Fund became an investment company registered with the Securities and Exchange Commission. During this time the Commingled Funds were not registered under the 1940 Act and therefore were not subject to certain investment restrictions that are imposed by the Act. If the Commingled Funds had been registered under the 1940 Act, the Commingled Funds' performance may have been adversely affected.

2. The following information is added to page 10 of the Prospectus under the section titled "HOW TO PURCHASE AND REDEEM SHARES--Purchase of Shares":

        Shares of the Fund may also be purchased through a broker-dealer who has established a dealer agreement with the Distributor.

         INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

COMPOSITE PERFORMANCE(1) SHOWING AVERAGE ANNUAL TOTAL RETURNS(2) FOR VARIOUS PERIODS ENDED SEPTEMBER 30, 1995

One Year.......................................  44.98%
Three Years....................................  22.34%
Five Years.....................................  26.06%
Ten Years......................................  19.52%

COMPOSITE PERFORMANCE SHOWING ANNUAL TOTAL RETURNS(3) FROM OCTOBER 1, 1981 THROUGH SEPTEMBER 30, 1995

Year Ended September 30, 1995..................  44.98%
Year Ended September 30, 1994..................  -2.56%
Year Ended September 30, 1993..................  36.12%
Year Ended September 30, 1992..................  19.95%
Year Ended September 30, 1991..................  38.00%
Year Ended September 30, 1990..................  -5.96%
Year Ended September 30, 1989..................  39.02%
Year Ended September 30, 1988..................  -8.48%
Year Ended September 30, 1987..................  20.45%
Year Ended September 30, 1986..................  29.70%
Year Ended September 30, 1985..................  -5.57%
Year Ended September 30, 1984.................. -10.75%
Year Ended September 30, 1983..................  43.25%
Year Ended September 30, 1982..................  17.64%

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        1       The Commingled Funds consisted of (i) Common Trust Fund 1, which commenced operations on January 1, 1981; (ii) The Shelby Fund, which commenced operations on May 3, 1991; and (iii) Common Trust Fund III which commenced operations on October 1, 1992.

        2       The above information for the periods prior to inception of the
Fund (June 27, 1994) is the average annual total return for the periods indicated, assuming reinvestment of all net investment income and taking into account expenses of 1.48% of average daily net assets, which was the expected expense ratio of the Shelby Fund at the time of the inception. The average annual total returns for the periods subsequent to the inception of the Fund also assume reinvestment of all net investment income and realized capital gains and take into account actual expenses of the Fund.

        3       The above information for the periods prior to inception of the
Fund (June 27, 1994) is the annual total return for the periods indicated, assuming reinvestment of all net investment income and taking into account expenses of 1.48% of average daily net assets, which was the expected expense ratio of the Shelby Fund at the time of inception. The annual total returns for the periods subsequent to the inception of the Fund also assume reinvest of all net investment income and realized capital gains and take into account actual expenses of the Fund.
